UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2025

SBC Medical Group Holdings Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41462	88-1192288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Spectrum Center Dr. STE 300
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 593-0250

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SBCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 13, 2025, SBC Medical Group Holdings Incorporated (the "Company") issued a press release announcing that the final results of the tender offer (the "Tender Offer") conducted by SBC Medical Group Co., Ltd. ("SBCMG") for shares of the common stock of Waqoo, Inc. (“Waqoo”), a Japanese corporation listed on the Tokyo Stock Exchange Growth Market.

Below is a summary of the Tender Offer and the results:

•
Tender Offeror: SBC Medical Group Co., Ltd.
•
Target: Waqoo, Inc. (TSE Growth: 4937)
•
Securities Sought: Common stock of Waqoo
•
Offer Period: November 14, 2025 through December 12, 2025
•
Offer Price: ¥1,900 per share
•
Maximum Number of Shares to Be Purchased: 575,000 shares
•
Minimum Number of Shares to Be Purchased: None
•
Total number of shares tendered: 637,817 shares
•
Total number of shares to Be Purchased: 575,052 shares
•
Settlement Date: December 19, 2025
•
Settlement Agent: SBI SECURITIES Co., Ltd.

As the total number of tendered shares exceeded the maximum planned purchase volume of 575,000 shares, the Tender Offeror will purchase shares on a pro rata basis in accordance with Japanese tender offer regulations, and shares tendered in excess of such allocation will not be purchased.

Through the Tender Offer, SBCMG will hold 9,286 voting rights, representing an ownership ratio of 24.93% (calculated pursuant to Japanese law) with settlement scheduled to commence on December 19, 2025. In addition, a special related party, the largest shareholder of Waqoo, is expected to transfer all of its remaining shares to SBCMG through an off-market transaction outside of the Tender Offer, also effective as of December 19, 2025. As a result of these transactions, SBCMG’s ownership ratio of the voting rights of Waqoo is expected to exceed 50% as of the settlement date.
(Note: Ownership ratios are calculated based on outstanding shares including potential shares as of the reference date, and rounded to the nearest 0.01%.)

The Company does not expect any change to the plans, policies or intentions described in the tender offer statement filed in Japan on November 14, 2025. The Company will continue to evaluate its investment in Waqoo and take any actions it considers appropriate in accordance with applicable laws.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Tender Offer, the Company’s product launch plans and strategies; growth in revenue and earnings; and business prospects. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” “targets” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC Medical Group Holdings Incorporated

Date:	December 15, 2025	By:	/s/ Yuya Yoshida
Name: Yuya Yoshida Title: Chief Financial Officer